EXHIBIT 20.1


                      MONTHLY SERVICER'S CERTIFICATE

            AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                 --------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

                 --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on July 17, 2000 and covers activity from May 25, 2000 through June 24, 2000.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.

   IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of July, 2000.




                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                       By:  /s/ Lawrence Fazzari
                                            --------------------------------
                                            Name:  Lawrence Fazzari
                                            Title: Vice President
                                                   Business Results



I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------------------------------------------------------

A. Trust Activity                            Trust Totals
-----------------                            ------------
Number of days in period                                 31
Beginning Principal Receivable Balance    11,470,940,817.95
Special Funding Account Balance                        0.00
Beginning Total Principal Balance         11,470,940,817.95

Finance Charge Collections (excluding        163,353,536.00
  Discount Option & Recoveries)
Discount Percentage                                    2.00%
Discount Option Receivables Collections       22,966,330.56
Premium Option Receivables Collections                 0.00
Recoveries                                     9,500,927.00
Total Collections of Finance Charge Receiv   195,820,793.56
Total Collections of Principal Receivables 1,125,350,197.44
Monthly Payment Rate                                 9.4940%
Defaulted amount                              56,228,737.14
Annualized Default Rate                              5.8655%
Trust Portfolio Yield                               14.3282%
New Principal Receivables                    997,790,948.42
Ending Principal Receivables Balance      11,287,152,831.80
Ending Required Minimum Principal Balance 10,926,970,540.00
Ending Transferor Amount                   1,075,030,831.80
Ending Special Funding Account Balance                 0.00
Ending Total Principal Balance            11,287,152,831.80



B. Series Allocations                         Series 1996-1     Series 1997-1     Series 1998-1     Series 1999-1     Series 1999-2
---------------------                         -------------     -------------     -------------     -------------     -------------

Group Number                                              1                 1                 2                 1                 1

Invested Amount                            1,000,000,000.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00    500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00  1,000,000,000.00  1,000,000,000.00  1,000,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount             70,000,000.00     70,000,000.00     70,000,000.00     70,000,000.00     35,000,000.00
Series Allocation Percentage                           9.79%             9.79%             9.79%             9.79%             4.90%
Series Alloc. Finance Charge Collections      19,175,328.45     19,175,328.45     19,175,328.45     19,175,328.45      9,587,664.23
Series Allocable Recoveries                      930,357.77        930,357.77        930,357.77        930,357.77        465,178.88
Series Alloc. Principal Collections          110,197,488.58    110,197,488.58    110,197,488.58    110,197,488.58     55,098,744.29
Series Allocable Defaulted Amount              5,506,077.69      5,506,077.69      5,506,077.69      5,506,077.69      2,753,038.85


B. Series Allocations                         Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6     Series 2000-1
---------------------                         -------------     -------------     -------------     -------------     -------------

Group Number                                              2                 2                 2                 2                 1
Invested Amount                            1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00    500,000,000.00
Principal Funding Account Balance                      0.00              0.00              0.00              0.00              0.00
Series Required Transferor Amount             70,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00     35,000,000.00
Series Allocation Percentage                           9.79%             4.90%             4.90%             4.90%             4.90%
Series Alloc. Finance Charge Collections      19,175,328.45      9,587,664.23      9,587,664.23      9,587,664.23      9,587,664.23
Series Allocable Recoveries                      930,357.77        465,178.88        465,178.88        465,178.88        465,178.88
Series Alloc. Principal Collections          110,197,488.58     55,098,744.29     55,098,744.29     55,098,744.29     55,098,744.29
Series Allocable Defaulted Amount              5,506,077.69      2,753,038.85      2,753,038.85      2,753,038.85      2,753,038.85


B. Series Allocations                         Series 2000-2     Series 2000-3     Series 2000-4                          Trust Total
---------------------                         -------------     -------------     -------------                          -----------

Group Number                                              2                 2                 2
Invested Amount                              500,000,000.00  1,000,000,000.00  1,212,122,000.00                   10,212,122,000.00
Adjusted Invested Amount                     500,000,000.00  1,000,000,000.00  1,212,122,000.00                   10,212,122,000.00
Principal Funding Account Balance                      0.00              0.00              0.00                                0.00
Series Required Transferor Amount             35,000,000.00     70,000,000.00     84,848,540.00                      714,848,540.00
Series Allocation Percentage                           4.90%             9.79%            11.87%                                100%
Series Alloc. Finance Charge Collections       9,587,664.23     19,175,328.45     23,242,837.48                      195,820,793.56
Series Allocable Recoveries                      465,178.88        930,357.77      1,127,707.11                        9,500,927.00
Series Alloc. Principal Collections           55,098,744.29    110,197,488.58    133,572,800.25                    1,125,350,197.44
Series Allocable Defaulted Amount              2,753,038.85      5,506,077.69      6,674,037.90                       56,228,737.14







C. Group Allocations
--------------------

1. Group 1 Allocations                        Series 1996-1     Series 1997-1     Series 1999-1     Series 1999-2     Series 2000-1
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections           17,071,031.63     17,071,031.63     17,071,031.63      8,535,515.82      8,535,515.82

Investor Monthly Interest                      5,719,250.00      5,409,250.00      4,829,250.00      2,547,020.83      3,031,708.33
Investor Default Amount                        4,901,841.80      4,901,841.80      4,901,841.80      2,450,920.90      2,450,920.90
Investor Monthly Fees                          1,666,666.67      1,666,666.67      1,666,666.67        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         12,287,758.46     11,977,758.46     11,397,758.46      5,831,275.06      6,315,962.56

Reallocated Investor Finance Charge Collec    17,071,031.63     17,071,031.63     17,071,031.63      8,535,515.82      8,535,515.82
Available Excess                               4,783,273.17      5,093,273.17      5,673,273.17      2,704,240.75      2,219,553.25


1. Group 1 Allocations                                                                                                Group 1 Total
----------------------                                                                                                -------------

Investor Finance Charge Collections                                                                                   68,284,126.53

Investor Monthly Interest                                                                                             21,536,479.17
Investor Default Amount                                                                                               19,607,367.18
Investor Monthly Fees                                                                                                  6,666,666.67
Investor Additional Amounts                                                                                                    0.00
Total                                                                                                                 47,810,513.02

Reallocated Investor Finance Charge Collections                                                                       68,284,126.53
Available Excess                                                                                                      20,473,613.51


2. Group 2 Allocations                        Series 1998-1     Series 1999-3     Series 1999-4     Series 1999-5     Series 1999-6
----------------------                        -------------     -------------     -------------     -------------     -------------

Investor Finance Charge Collections           17,071,031.63     17,071,031.63      8,535,515.82      8,535,515.82      8,535,515.82

Investor Monthly Interest                      6,046,666.67      6,110,844.44      3,067,155.56      3,099,177.78      3,082,733.33
Investor Default Amount                        4,901,841.80      4,901,841.80      2,450,920.90      2,450,920.90      2,450,920.90
Investor Monthly Fees                          1,666,666.67      1,666,666.67        833,333.33        833,333.33        833,333.33
Investor Additional Amounts                            0.00              0.00              0.00              0.00              0.00
Total                                         12,615,175.13     12,679,352.91      6,351,409.79      6,383,432.01      6,366,987.56

Reallocated Investor Finance Charge Collec    17,071,031.63     17,071,031.63      8,535,515.82      8,535,515.82      8,535,515.82
Available Excess                               4,455,856.50      4,391,678.73      2,184,106.03      2,152,083.81      2,168,528.25


2. Group 2 Allocations                        Series 2000-2     Series 2000-3     Series 2000-4                       Group 2 Total
----------------------                        -------------     -------------     -------------                       -------------

Investor Finance Charge Collections            8,535,515.82     17,071,031.63     20,692,173.00                      106,047,331.17

Investor Monthly Interest                      3,067,055.56      6,122,000.00      5,860,741.61                       36,456,374.94
Investor Default Amount                        2,450,920.90      4,901,841.80      5,941,630.28                       30,450,839.26
Investor Monthly Fees                            833,333.33      1,666,666.67      2,020,203.33                       10,353,536.67
Investor Additional Amounts                            0.00              0.00              0.00                                0.00
Total                                          6,351,309.79     12,690,508.46     13,822,575.22                       77,260,750.87

Reallocated Investor Finance Charge Collec     8,535,515.82     17,071,031.63     20,692,173.00                      106,047,331.17
Available Excess                               2,184,206.03      4,380,523.17      6,869,597.78                       28,786,580.30


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                       153,504,036.00
61-90 Days Delinquent:                        75,912,787.00
90+ Days Delinquent:                         105,978,372.00
Total 30+ Days Delinquent:                   335,395,195.00






II. Series 1996-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                  Series           Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00         123,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8000%                6.9500%                7.0513%
Monthly Interest Due                           4,901,666.67             347,500.00             470,083.33         5,719,250.00
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,901,666.67             347,500.00             470,083.33         5,719,250.00
Investor Default Amount                        4,240,093.15             294,110.51             367,638.13         4,901,841.80
Investor Monthly Fees Due                      1,441,666.67             100,000.00             125,000.00         1,666,666.67
Investor Additional Amounts Due
Total Due                                     10,583,426.49             741,610.51             962,721.47        12,287,758.46

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.4246%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00
Interest Distributions                         4,901,666.67             347,500.00             470,083.33         5,719,250.00
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,901,666.67             347,500.00             470,083.33         5,719,250.00
Ending Certificates Balance                  865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00






D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.79

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.79

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $470,083.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $470,083.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,766,442.36

     a. Class A Monthly Interest:                             $4,901,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,240,093.15

     e. Excess Spread:                                        $5,624,682.54


 2.  Class B Available Funds:                                 $1,024,261.90

     a. Class B Monthly Interest:                               $347,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $676,761.90

 3.  Collateral Available Funds:                              $1,280,327.37

     a. Excess Spread:                                        $1,280,327.37

 4.  Total Excess Spread:                                     $7,581,771.81


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1996-1 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 1996-1 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 1996-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1996-1

 1.  Excess Spread:                                           $7,581,771.81

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $294,110.51
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $470,083.33
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $367,638.13
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $4,783,273.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.4246%
     b. Prior Monthly Period                                        8.6692%
     c. Second Prior Monthly Period                                 9.5118%

 2.  Three Month Average Base Rate                                  8.8685%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



III. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                  Series           Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                Interest
----------------------------------              -----------        --------------             -----------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00         123,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.4000%                6.5500%                7.0263%
Monthly Interest Due                           4,613,333.33             327,500.00             468,416.67         5,409,250.00
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,613,333.33             327,500.00             468,416.67         5,409,250.00
Investor Default Amount                        4,240,093.15             294,110.51             367,638.13         4,901,841.80
Investor Monthly Fees Due                      1,441,666.67             100,000.00             125,000.00         1,666,666.67
Investor Additional Amounts Dues
Total Due                                     10,295,093.15             721,610.51             961,054.80        11,977,758.46

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.0710%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00
Interest Distributions                         4,613,333.33             327,500.00             468,416.67         5,409,250.00
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,613,333.33             327,500.00             468,416.67         5,409,250.00
Ending Certificates Balance                  865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.33

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.33

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.46

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.46

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $468,416.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $468,416.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,766,442.36

     a. Class A Monthly Interest:                             $4,613,333.33
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,240,093.15

     e. Excess Spread:                                        $5,913,015.88


 2.  Class B Available Funds:                                 $1,024,261.90

     a. Class B Monthly Interest:                               $327,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $696,761.90

 3.  Collateral Available Funds:                              $1,280,327.37

     a. Excess Spread:                                        $1,280,327.37

 4.  Total Excess Spread:                                     $7,890,105.15


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1997-1 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 1997-1 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 1997-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

 1.  Excess Spread:                                           $7,890,105.15

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $294,110.51
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $468,416.67
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $367,638.13
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $5,093,273.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.0710%
     b. Prior Monthly Period                                        8.3043%
     c. Second Prior Monthly Period                                 9.1080%

 2.  Three Month Average Base Rate                                  8.4944%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



IV. Series 1998-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00         123,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B               Interest                Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.7413%                6.9013%                7.2513%
Monthly Interest Due                           4,943,583.33             490,755.56             612,327.78         6,046,666.67
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,943,583.33             490,755.56             612,327.78          6,046,666.67
Investor Default Amount                        4,044,019.48             392,147.34             465,674.97         4,901,841.80
Investor Monthly Fees Due                      1,375,000.00             133,333.33             158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                     10,362,602.81           1,016,236.23           1,236,336.08        12,615,175.13

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.7980%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00
Interest Distributions                         4,943,583.33             490,755.56             612,327.78         6,046,666.67
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,943,583.33             490,755.56             612,327.78         6,046,666.67
Ending Certificates Balance                  825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $5.99

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $5.99

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.13

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.13

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $612,327.78

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $612,327.78

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,083,601.10

     a. Class A Monthly Interest:                             $4,943,583.33
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,044,019.48

     e. Excess Spread:                                        $5,095,998.28


 2.  Class B Available Funds:                                 $1,365,682.53

     a. Class B Monthly Interest:                               $490,755.56
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $874,926.98

 3.  Collateral Available Funds:                              $1,621,748.01

     a. Excess Spread:                                        $1,621,748.01

 4.  Total Excess Spread:                                     $7,592,673.26


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1998-1 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 1998-1 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 1998-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

 1.  Excess Spread:                                           $7,592,673.26

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $392,147.34
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $612,327.78
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $465,674.97
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $4,455,856.50


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.7980%
     b. Prior Monthly Period                                        8.7288%
     c. Second Prior Monthly Period                                 8.5411%

 2.  Three Month Average Base Rate                                  8.6893%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



V. Series 1999-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00         123,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 5.6000%                5.8500%                7.5013%
Monthly Interest Due                           4,036,666.67             292,500.00             500,083.33         4,829,250.00
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,036,666.67             292,500.00             500,083.33         4,829,250.00
Investor Default Amount                        4,240,093.15             294,110.51             367,638.13         4,901,841.80
Investor Monthly Fees Due                      1,441,666.67             100,000.00             125,000.00         1,666,666.67
Investor Additional Amounts Dues
Total Due                                      9,718,426.49             686,610.51             992,721.47        11,397,758.46

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               7.4094%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00
Interest Distributions                         4,036,666.67             292,500.00             500,083.33         4,829,250.00
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,036,666.67             292,500.00             500,083.33         4,829,250.00
Ending Certificates Balance                  865,000,000.00          60,000,000.00          75,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.67

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.67

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $4.88

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $4.88

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $500,083.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $500,083.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,766,442.36

     a. Class A Monthly Interest:                             $4,036,666.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,240,093.15

     e. Excess Spread:                                        $6,489,682.54


 2.  Class B Available Funds:                                 $1,024,261.90

     a. Class B Monthly Interest:                               $292,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $731,761.90

 3.  Collateral Available Funds:                              $1,280,327.37

     a. Excess Spread:                                        $1,280,327.37

 4.  Total Excess Spread:                                     $8,501,771.81


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-1 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 1999-1 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $75,000,000.00

 2.  Required Collateral Invested Amount                     $75,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

 1.  Excess Spread:                                           $8,501,771.81

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $294,110.51
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $500,083.33
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $367,638.13
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $5,673,273.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      7.4094%
     b. Prior Monthly Period                                        7.6202%
     c. Second Prior Monthly Period                                 8.3468%

 2.  Three Month Average Base Rate                                  7.7921%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



VI. Series 1999-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            ------------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 5.9500%                6.1000%                7.5013%
Monthly Interest Due                           2,144,479.17             152,500.00             250,041.67         2,547,020.83
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,144,479.17             152,500.00             250,041.67         2,547,020.83
Investor Default Amount                        2,120,046.58             147,055.25             183,819.07         2,450,920.90
Investor Monthly Fees Due                        720,833.33              50,000.00              62,500.00           833,333.33
Investor Additional Amounts Dues
Total Due                                      4,985,359.08             349,555.25             496,360.73         5,831,275.06

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               7.7114%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             -----------               -----

Beginning Certificates Balance               432,500,000.00          30,000,000.00          37,500,000.00       500,000,000.00
Interest Distributions                         2,144,479.17             152,500.00             250,041.67         2,547,020.83
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,144,479.17             152,500.00             250,041.67         2,547,020.83
Ending Certificates Balance                  432,500,000.00          30,000,000.00          37,500,000.00       500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.96

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.96

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $5.08

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $5.08

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $250,041.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $250,041.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,383,221.18

     a. Class A Monthly Interest:                             $2,144,479.17
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,120,046.58

     e. Excess Spread:                                        $3,118,695.44


 2.  Class B Available Funds:                                   $512,130.95

     a. Class B Monthly Interest:                               $152,500.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $359,630.95

 3.  Collateral Available Funds:                                $640,163.69

     a. Excess Spread:                                          $640,163.69

 4.  Total Excess Spread:                                     $4,118,490.07


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-2 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 1999-2 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

 1.  Excess Spread:                                           $4,118,490.07

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $147,055.25
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $250,041.67
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $183,819.07
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,704,240.75


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      7.7114%
     b. Prior Monthly Period                                        7.9320%
     c. Second Prior Monthly Period                                 8.6919%

 2.  Three Month Average Base Rate                                  8.1118%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



VII. Series 1999-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                  Series           Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00          23,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.7913%                6.9913%                7.5013%
Monthly Interest Due                           4,980,250.00             497,155.56             633,438.89         6,110,844.44
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,980,250.00             497,155.56             633,438.89         6,110,844.44
Investor Default Amount                        4,044,019.48             392,147.34             465,674.97         4,901,841.80
Investor Monthly Fees Due                      1,375,000.00             133,333.33             158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                     10,399,269.48           1,022,636.23           1,257,447.19        12,679,352.91

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.8712%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00
Interest Distributions                         4,980,250.00             497,155.56             633,438.89         6,110,844.44
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,980,250.00             497,155.56             633,438.89         6,110,844.44
Ending Certificates Balance                  825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.04

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.04

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.21

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.21

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $633,438.89

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $633,438.89

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,083,601.10

     a. Class A Monthly Interest:                             $4,980,250.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,044,019.48

     e. Excess Spread:                                        $5,059,331.62


 2.  Class B Available Funds:                                 $1,365,682.53

     a. Class B Monthly Interest:                               $497,155.56
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $868,526.98

 3.  Collateral Available Funds:                              $1,621,748.01

     a. Excess Spread:                                        $1,621,748.01

 4.  Total Excess Spread:                                     $7,549,606.60


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-3 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 1999-3 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

 1.  Excess Spread:                                           $7,549,606.60

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $392,147.34
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $633,438.89
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $465,674.97
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $4,391,678.73


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8712%
     b. Prior Monthly Period                                        8.8020%
     c. Second Prior Monthly Period                                 8.6143%

 2.  Three Month Average Base Rate                                  8.7625%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



VIII. Series 1999-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                    Series         Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8213%                7.0713%                7.4513%
Monthly Interest Due                           2,501,125.00             251,422.22             314,608.33         3,067,155.56
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,501,125.00             251,422.22             314,608.33         3,067,155.56
Investor Default Amount                        2,022,009.74             196,073.67             232,837.49         2,450,920.90
Investor Monthly Fees Due                        687,500.00              66,666.67              79,166.67           833,333.33
Investor Additional Amounts Dues
Total Due                                      5,210,634.74             514,162.56             626,612.49         6,351,409.79

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.8980%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00
Interest Distributions                         2,501,125.00             251,422.22             314,608.33         3,067,155.56
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,501,125.00             251,422.22             314,608.33         3,067,155.56
Ending Certificates Balance                  412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.06

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.06

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.29

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.29

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $314,608.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $314,608.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,041,800.55

     a. Class A Monthly Interest:                             $2,501,125.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,022,009.74

     e. Excess Spread:                                        $2,518,665.81


 2.  Class B Available Funds:                                   $682,841.27

     a. Class B Monthly Interest:                               $251,422.22
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $431,419.04

 3.  Collateral Available Funds:                                $810,874.00

     a. Excess Spread:                                          $810,874.00

 4.  Total Excess Spread:                                     $3,760,958.85


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-4 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 1999-4 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

 1.  Excess Spread:                                           $3,760,958.85

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $196,073.67
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $314,608.33
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $232,837.49
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,184,106.03


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8980%
     b. Prior Monthly Period                                        8.8288%
     c. Second Prior Monthly Period                                 8.6411%

 2.  Three Month Average Base Rate                                  8.7893%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



IX. Series 1999-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8913%                7.1313%                7.5513%
Monthly Interest Due                           2,526,791.67             253,555.56             318,830.56         3,099,177.78
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,526,791.67             253,555.56             318,830.56         3,099,177.78
Investor Default Amount                        2,022,009.74             196,073.67             232,837.49         2,450,920.90
Investor Monthly Fees Due                        687,500.00              66,666.67              79,166.67           833,333.33
Investor Additional Amounts Dues
Total Due                                      5,236,301.41             516,295.89             630,834.71         6,383,432.01

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.9710%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00
Interest Distributions                         2,526,791.67             253,555.56             318,830.56         3,099,177.78
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,526,791.67             253,555.56             318,830.56         3,099,177.78
Ending Certificates Balance                  412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.13

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.13

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.34

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.34

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $318,830.56

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $318,830.56

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,041,800.55

     a. Class A Monthly Interest:                             $2,526,791.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,022,009.74

     e. Excess Spread:                                        $2,492,999.14


 2.  Class B Available Funds:                                   $682,841.27

     a. Class B Monthly Interest:                               $253,555.56
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $429,285.71

 3.  Collateral Available Funds:                                $810,874.00

     a. Excess Spread:                                          $810,874.00

 4.  Total Excess Spread:                                     $3,733,158.85


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-5 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 1999-5 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-5:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

 1.  Excess Spread:                                           $3,733,158.85

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $196,073.67
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $318,830.56
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $232,837.49
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,152,083.81


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9710%
     b. Prior Monthly Period                                        8.9018%
     c. Second Prior Monthly Period                                 8.7141%

 2.  Three Month Average Base Rate                                  8.8623%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



X. Series 1999-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B               Interest                Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8513%                7.0813%                7.5513%
Monthly Interest Due                           2,512,125.00             251,777.78             318,830.56         3,082,733.33
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,512,125.00             251,777.78             318,830.56         3,082,733.33
Investor Default Amount                        2,022,009.74             196,073.67             232,837.49         2,450,920.90
Investor Monthly Fees Due                        687,500.00              66,666.67              79,166.67           833,333.33
Investor Additional Amounts Dues
Total Due                                      5,221,634.74             514,518.12             630,834.71         6,366,987.56

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.9335%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00
Interest Distributions                         2,512,125.00             251,777.78             318,830.56         3,082,733.33
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,512,125.00             251,777.78             318,830.56         3,082,733.33
Ending Certificates Balance                  412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.09

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.09

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.29

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.29

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $318,830.56

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $318,830.56

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,041,800.55

     a. Class A Monthly Interest:                             $2,512,125.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,022,009.74

     e. Excess Spread:                                        $2,507,665.81


 2.  Class B Available Funds:                                   $682,841.27

     a. Class B Monthly Interest:                               $251,777.78
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $431,063.49

 3.  Collateral Available Funds:                                $810,874.00

     a. Excess Spread:                                          $810,874.00

 4.  Total Excess Spread:                                     $3,749,603.30


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 1999-6 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 1999-6 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 1999-6:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

 1.  Excess Spread:                                           $3,749,603.30

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $196,073.67
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $318,830.56
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $232,837.49
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,168,528.25


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.9335%
     b. Prior Monthly Period                                        8.8643%
     c. Second Prior Monthly Period                                 8.6766%

 2.  Three Month Average Base Rate                                  8.8248%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



XI. Series 2000-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              --------               -------             ----------                ------

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 7.2000%                7.4000%                7.5513%
Monthly Interest Due                           2,595,000.00             185,000.00             251,708.33         3,031,708.33
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,595,000.00             185,000.00             251,708.33         3,031,708.33
Investor Default Amount                        2,120,046.58             147,055.25             183,819.07         2,450,920.90
Investor Monthly Fees Due                        720,833.33              50,000.00              62,500.00           833,333.33
Investor Additional Amounts Dues
Total Due                                      5,435,879.91             382,055.25             498,027.40         6,315,962.56

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.8171%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               432,500,000.00          30,000,000.00          37,500,000.00       500,000,000.00
Interest Distributions                         2,595,000.00             185,000.00             251,708.33         3,031,708.33
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,595,000.00             185,000.00             251,708.33         3,031,708.33
Ending Certificates Balance                  432,500,000.00          30,000,000.00          37,500,000.00       500,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.00

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.00

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.17

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.17

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $251,708.33

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $251,708.33

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,383,221.18

     a. Class A Monthly Interest:                             $2,595,000.00
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,120,046.58

     e. Excess Spread:                                        $2,668,174.60


 2.  Class B Available Funds:                                   $512,130.95

     a. Class B Monthly Interest:                               $185,000.00
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $327,130.95

 3.  Collateral Available Funds:                                $640,163.69

     a. Excess Spread:                                          $640,163.69

 4.  Total Excess Spread:                                     $3,635,469.24


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 2000-1 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 2000-1 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-1:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $37,500,000.00

 2.  Required Collateral Invested Amount                     $37,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

 1.  Excess Spread:                                           $3,635,469.24

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $147,055.25
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $251,708.33
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $183,819.07
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,219,553.25


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8171%
     b. Prior Monthly Period                                        9.0732%
     c. Second Prior Monthly Period                                 9.9550%

 2.  Three Month Average Base Rate                                  9.2818%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



XII. Series 2000-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                Interest
----------------------------------              -----------        ---------------            ------------

Beginning Invested /Transferor Amount        561,633,557.55         500,000,000.00          61,633,557.55
Beginning Adjusted Invested Amount                      N/A         500,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables        9,587,664.23           8,535,515.82           1,052,148.41
Collections of Principal Receivables          55,098,744.29          49,052,218.79           6,046,525.50
Defaulted Amount                               2,753,038.85           2,450,920.90             302,117.95

Ending Invested / Transferor Amounts         552,635,036.67         500,000,000.00          52,635,036.67


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8163%                7.0013%                7.5513%
Monthly Interest Due                           2,499,291.67             248,933.33             318,830.56         3,067,055.56
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             2,499,291.67             248,933.33             318,830.5          3,067,055.56
Investor Default Amount                        2,022,009.74             196,073.67             232,837.49         2,450,920.90
Investor Monthly Fees Due                        687,500.00              66,666.67              79,166.67           833,333.33
Investor Additional Amounts Dues
Total Due                                      5,208,801.41             511,673.67             630,834.71         6,351,309.79

Reallocated Investor Finance Charge Collections                                                                   8,535,515.82
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.8978%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             ----------                -----

Beginning Certificates Balance               412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00
Interest Distributions                         2,499,291.67             248,933.33             318,830.56         3,067,055.56
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            2,499,291.67             248,933.33             318,830.56         3,067,055.56
Ending Certificates Balance                  412,500,000.00          40,000,000.00          47,500,000.00       500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.06

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.06

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.22

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.22

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $318,830.56

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $318,830.56

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                 $7,041,800.55

     a. Class A Monthly Interest:                             $2,499,291.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $2,022,009.74

     e. Excess Spread:                                        $2,520,499.14


 2.  Class B Available Funds:                                   $682,841.27

     a. Class B Monthly Interest:                               $248,933.33
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $433,907.93

 3.  Collateral Available Funds:                                $810,874.00

     a. Excess Spread:                                          $810,874.00

 4.  Total Excess Spread:                                     $3,765,281.08


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 2000-2 Allocable Principal
     Collections:                                            $55,098,744.29

 3.  Principal Allocation Percentage of
     Series 2000-2 Allocable Principal
     Collections:                                            $49,052,218.79

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $49,052,218.79

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-2:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $2,450,920.90

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                 $51,503,139.69


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $47,500,000.00

 2.  Required Collateral Invested Amount                     $47,500,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:                $51,503,139.69

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

 1.  Excess Spread:                                           $3,765,281.08

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $196,073.67
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $318,830.56
 9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $232,837.49
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $2,184,206.03


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8978%
     b. Prior Monthly Period                                        8.8285%
     c. Second Prior Monthly Period                                 8.6408%

 2.  Three Month Average Base Rate                                  8.7891%

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                14.4331%

 4.  Three Month Average Series Adjusted Portfolio Yield           14.4859%



XIII. Series 2000-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            ------------

Beginning Invested /Transferor Amount      1,123,267,115.10       1,000,000,000.00         123,267,115.10
Beginning Adjusted Invested Amount                      N/A       1,000,000,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       19,175,328.45          17,071,031.63           2,104,296.82
Collections of Principal Receivables         110,197,488.58          98,104,437.58          12,093,051.00
Defaulted Amount                               5,506,077.69           4,901,841.80             604,235.90

Ending Invested / Transferor Amounts       1,105,270,073.33       1,000,000,000.00         105,270,073.33


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8113%                7.0013%                7.4513%
Monthly Interest Due                           4,994,916.67             497,866.67             629,216.67         6,122,000.00
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due                             4,994,916.67             497,866.67             629,216.67         6,122,000.00
Investor Default Amount                        4,044,019.48             392,147.34             465,674.97         4,901,841.80
Investor Monthly Fees Due                      1,375,000.00             133,333.33             158,333.33         1,666,666.67
Investor Additional Amounts Dues
Total Due                                     10,413,936.15           1,023,347.34           1,253,224.97        12,690,508.46

Reallocated Investor Finance Charge Collections                                                                  17,071,031.63
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               8.8839%


                                                                                               Collateral
C. Certificates - Balances and Distributions        Class A                Class B              Interest                 Total
--------------------------------------------        -------                -------             -----------               -----

Beginning Certificates Balance               825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00
Interest Distributions                         4,994,916.67             497,866.67             629,216.67         6,122,000.00
Principal Deposits - Prin. Funding Account             0.00                   0.00                   0.00                 0.00
Principal Distributions                                0.00                   0.00                   0.00                 0.00
Total Distributions                            4,994,916.67             497,866.67             629,216.67         6,122,000.00
Ending Certificates Balance                  825,000,000.00          80,000,000.00          95,000,000.00     1,000,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $6.05

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $6.05

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $6.22

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $6.22

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $629,216.67

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $629,216.67

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds:                                $14,083,601.10

     a. Class A Monthly Interest:                             $4,994,916.67
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,044,019.48

     e. Excess Spread:                                        $5,044,664.95


 2.  Class B Available Funds:                                 $1,365,682.53

     a. Class B Monthly Interest:                               $497,866.67
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                          $867,815.86

 3.  Collateral Available Funds:                              $1,621,748.01

     a. Excess Spread:                                        $1,621,748.01

 4.  Total Excess Spread:                                     $7,534,228.82


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 2000-3 Allocable Principal
     Collections:                                           $110,197,488.58

 3.  Principal Allocation Percentage of
     Series 2000-3 Allocable Principal
     Collections:                                            $98,104,437.58

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                    $98,104,437.58

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-3:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $4,901,841.80

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $103,006,279.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                              $95,000,000.00

 2.  Required Collateral Invested Amount                     $95,000,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $103,006,279.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

 1.  Excess Spread:                                           $7,534,228.82

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $392,147.34
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $629,216.67
 9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $465,674.97
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $4,380,523.17


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      8.8839%
     b. Prior Monthly Period                                        8.0326%
     c. Second Prior Monthly Period                                     N/A

 2.  Three Month Average Base Rate                                      N/A

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                       14.6965%
     c. Second Prior Monthly Period                                     N/A

 4.  Three Month Average Series Adjusted Portfolio Yield                N/A

     This report relates to the allocation and distribution of available funds that will occur on the July 17, 2000 Distribution Date related to the Series 2000-4 Certificates (the "Certificates") that have been issued by the American Express Credit Account Master Trust. When that Distribution Date is not also an Interest Payment Date, any amount described below and related to interest that is "due" on, or distributable with respect to, the Certificates will be deposited to the Interest Funding Account for payment to the holders of the Certificates on the next Interest Payment Date. When that Distribution Date is also an Interest Payment Date, any amount described below and related to interest that is "due" on the Certificates will be distributed, together with amounts that were previously deposited to the Interest Funding Account (net of interest and other investment income earned thereon), to the holders of the Certificates on that date.




XIV. Series 2000-4 Certificates
---------------------------------------------------------------------------------------------------------------------------------

                                                   Series          Total  Investor            Transferors
A. Investor/Transferor Allocations              Allocations            Interest                 Interest
----------------------------------              -----------        ---------------            -----------

Beginning Invested /Transferor Amount      1,361,536,782.09       1,212,122,000.00         149,414,782.09
Beginning Adjusted Invested Amount                      N/A       1,212,122,000.00                    N/A
Floating Allocation Percentage                          N/A                89.0260%               10.9740%
Principal Allocation Percentage                         N/A                89.0260%               10.9740%
Collections of Finance Chg. Receivables       23,242,837.48          20,692,173.00           2,550,664.47
Collections of Principal Receivables         133,572,800.25         118,914,547.09          14,658,253.16
Defaulted Amount                               6,674,037.90           5,941,630.28             732,407.62

Ending Invested / Transferor Amounts       1,339,722,171.83       1,212,122,000.00         127,600,171.83


                                                                                               Collateral
B. Monthly Period Funding Requirements              Class A                Class B              Interest                 Total
--------------------------------------              -------                -------             ----------                -----

Principal Funding Account                              0.00                   0.00                   0.00                 0.00
Investment Proceeds for Monthly Period                 0.00                   0.00                   0.00                 0.00
Reserve Draw Amount                                    0.00                   0.00                   0.00                 0.00
Available Reserve Account Amount                       0.00                   0.00                   0.00                 0.00
Reserve Account Surplus                                0.00                   0.00                   0.00                 0.00

Coupon June 15, 2000 - July 16, 2000                 6.8863%                7.1113%                7.5000%
Monthly Interest Due*                          4,782,118.06             478,873.55             599,750.00         5,860,741.61
Outstanding Monthly Interest Due                       0.00                   0.00                   0.00                 0.00
Additional Interest Due                                0.00                   0.00                   0.00                 0.00
Total Interest Due*                            4,782,118.06             478,873.55             599,750.00         5,860,741.61
Investor Default Amount                        4,901,841.80             475,331.60             564,456.89         5,941,630.28
Investor Monthly Fees Due                      1,666,666.67             161,616.67             191,920.00         2,020,203.33
Investor Additional Amounts Dues
Total Due                                     11,350,626.52           1,115,821.82           1,356,126.89        13,822,575.22

Reallocated Investor Finance Charge Collections                                                                  20,692,173.00
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                        14.3282%
Base Rate                                                                                                               9.4926%


                                                                                          Collateral
C. Certificates - Balances and Distributions        Class A                Class B         Interest                    Total
--------------------------------------------        -------                -------        -----------                  -----

Beginning Certificates Balance             1,000,000,000.00          96,970,000.00    115,152,000.00          1,212,122,000.00
Interest Distributions*                        4,782,118.06             478,873.55        599,750.00              5,860,741.61
Principal Deposits - Prin. Funding Account             0.00                   0.00              0.00                      0.00
Principal Distributions                                0.00                   0.00              0.00                      0.00
Total Distributions*                           4,782,118.06             478,873.55        599,750.00              5,860,741.61
Ending Certificates Balance                1,000,000,000.00          96,970,000.00    115,152,000.00          1,212,122,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

 1.  Total amount of the distribution:                                $4.78

 2.  Amount of the distribution in
     respect of Class A Monthly Interest:                             $4.78

 3.  Amount of the distribution in respect of
     Class A Outstanding Monthly Interest:                            $0.00

 4.  Amount of the distribution in respect of
     Class A Additional Interest:                                     $0.00

 5.  Amount of the distribution in
     respect of Class A Principal:                                    $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

 1.  Total amount of Class A Investor Charge-Offs:                    $0.00

 2.  Amount of Class A Investor Charge-
     Offs per $1,000 original certificate
     principal amount:                                                $0.00

 3.  Total amount reimbursed in respect of
     Class A Investor Charge-Offs:                                    $0.00

 4.  Amount reimbursed in respect of Class
     A Investor Charge-Offs per $1,000
     original certificate principal amount:                           $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

 1.  The total amount of the distribution:                            $4.94

 2.  Amount of the distribution in
     respect of class B monthly interest:                             $4.94

 3.  Amount of the distribution in
     respect of class B outstanding monthly
     interest:                                                        $0.00

 4.  Amount of the distribution in
     respect of class B additional interest:                          $0.00

 5.  Amount of the distribution in
     respect of class B principal:                                    $0.00


G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),

(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

 1.  The amount of reductions in Class B
     Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition
     of Class B Invested Amount:                                      $0.00

 2.  The amount of reductions in the
     Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original
     certificate principal amount:                                    $0.00

 3.  The total amount reimbursed in respect
     of such reductions in the Class B
     Invested Amount:                                                 $0.00

 4.  The amount set forth in paragraph 3
     above, per $1,000 original certificate
     principal amount:                                                $0.00

 5.  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class B
     Invested Amount after giving effect to
     all transactions on such Distribution
     Date:                                                            $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

 1.  Total amount distributed to the Collateral
     Interest Holder:                                           $599,750.00

 2.  Amount distributed in respect of Collateral
     Monthly Interest:                                          $599,750.00

 3.  Amount distributed in respect of Collateral
     Additional Interest:                                             $0.00

 4.  The amount distributed to the Collateral
     Interest Holder in respect of principal
     on the Collateral Invested Amount:                               $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

 1.  The amount of reductions in the
     Collateral Invested Amount pursuant
     to clauses (c), (d), and (e) of the
     definition of Collateral Invested Amount:                        $0.00


 2.  The total amount reimbursed in respect
     of such reductions in the Collateral
     Invested Amount:                                                 $0.00


J. Application of Reallocated Investor Finance Charge Collections.

 1.  Class A Available Funds(Includes Int. Income from IFA): $17,071,031.63

     a. Class A Monthly Interest:                             $4,782,118.06
     b. Class A Outstanding Monthly Interest:                         $0.00
     c. Class A Additional Interest:                                  $0.00
     d. Class A Investor Default Amount                               $0.00
       (Treated as Available Principal Collections):          $4,901,841.80

     e. Excess Spread:                                        $7,387,071.78


 2.  Class B Available Funds:                                 $1,655,377.94

     a. Class B Monthly Interest:                               $478,873.55
     b. Class B Outstanding Monthly Interest:                         $0.00
     c. Class B Additional Interest:                                  $0.00
     d. Excess Spread:                                        $1,176,504.39

 3.  Collateral Available Funds:                              $1,965,763.43

     a. Excess Spread:                                        $1,965,763.43

 4.  Total Excess Spread:                                    $10,529,339.60


K. Reallocated Principal Collections.

 1.  Principal Allocation Percentage:                              89.0260%

 2.  Series 2000-4 Allocable Principal
     Collections:                                           $133,572,800.25

 3.  Principal Allocation Percentage of
     Series 2000-4 Allocable Principal
     Collections:                                           $118,914,547.09

 4.  Reallocated Principal Collections
     Required to fund the Required Amount:                            $0.00

 5.  Item 3 minus item 4:                                   $118,914,547.09

 6.  Shared Principal Collections from other
     Series allocated to Series 2000-4:                                 N/A

 7.  Other amounts Treated as Available Principal
     Collections:                                             $5,941,630.28

 8.  Available Principal Collections
     (total of 5., 6. & 7.):                                $124,856,177.37


L. Application of Available Principal Collections during Revolving Period.

 1.  Collateral Invested Amount                             $115,152,000.00

 2.  Required Collateral Invested Amount                    $115,152,000.00

 3.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                        $0.00

 4.  Treated as Shared Principal Collections:               $124,856,177.37

M. Application of Principal Collections During Accumulation or Amortization Period.

 1.  Principal Funding Account:                                         N/A

 2.  Excess of Collateral Invested Amount
     over Required Collateral Invested Amount:                          N/A

 3.  Principal Distribution:                                            N/A

 4.  Treated as Shared Principal Collections:                           N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

 1.  Excess Spread:                                          $10,529,339.60

 2.  Excess Finance Charge Collections:                               $0.00
 3.  Applied to fund Class A Required Amount:                         $0.00
 4.  Class A Investor Charge-Offs treated
     as Available Principal Collections:                              $0.00
 5.  Applied to fund Class B overdue Interest:                        $0.00
 6.  Applied to fund Class B Required Amount:                   $475,331.60
 7.  Reduction of Class B Invested Amount
     treated as Available Principal Collections:                      $0.00
 8.  Applied to Collateral Monthly Interest:                    $599,750.00
 9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
 10. Collateral Default Amount treated as
     Available Principal Collections:                           $564,456.89
 11. Reduction of Collateral Invested Amount
     treated as Available Principal Collections:                      $0.00
 12. Deposited to Reserve Account:                                    $0.00
 13. Applied to other amounts owed to
     Collateral Interest Holder:                                      $0.00
 14. Balance:                                                 $6,869,597.78


O. Yield and Base Rate

 1.  Base Rate

     a. Current Monthly Period                                      9.4926%
     b. Prior Monthly Period                                            N/A
     c. Second Prior Monthly Period                                     N/A

 2.  Three Month Average Base Rate                                      N/A

 3.  Series Adjusted Portfolio Yield

     a. Current Monthly Period                                     14.3282%
     b. Prior Monthly Period                                            N/A
     c. Second Prior Monthly Period                                     N/A

 4.  Three Month Average Series Adjusted Portfolio Yield                N/A

P. Interest Funding Account

 1.  The aggregate amount on deposit in the Interest
     Funding Account after giving effect to any deposits
     and withdrawals to be made on the related
     Distribution Date                                        $5,260,991.61

 2.  The aggregate amount deposited into the Interest
     Funding Account with respect to the Class A
     Certificates on the related Distribution Date            $4,782,118.06

 3.  The aggregate amount deposited into the Interest
     Funding Account with respect to the Class B
     Certificates on the related Distribution Date              $478,873.55

 4.  The Interest Funding Account Proceeds deposited in
     the Collection Account on the related Distribution
     Date (Applied to Class A Available funds Item J.1. Above)        $0.00